                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into Focal Communications Corporation's previously filed Registration Statement Files No. 333-49397 on Form S-4 and No. 333-77995 on Form S-1.